NVIT Multi-Manager International Value Fund Summary Prospectus May 1, 2011

Class Y    /    Class I    /    Class II    /    Class III    /    Class IV    /    Class VI

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2011, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y Shares	Class I Shares	Class II Shares	Class III Shares	Class IV Shares	Class VI Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None	None	None	None
Redemption Fees (as a percentage of amount redeemed or exchanged within 60 days of purchase)	N/A	N/A	N/A	1.00%	N/A	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	N/A	N/A	0.25%
Other Expenses[1]	0.10%	0.25%	0.25%	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	0.85%	1.00%	1.25%	1.00%	1.00%	1.25%

1	“Other Expenses” have been restated to reflect the terms for the allocation of fund expenses under the Joint Fund Administration and Transfer Agency Agreement approved by the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”).

NSP-MM-IV 5/11

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Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$ 87	$271	$471	$1,049
Class I shares	102	318	552	1,225
Class II shares	127	397	686	1,511
Class III shares	102	318	552	1,225
Class IV shares	102	318	552	1,225
Class VI shares	127	397	686	1,511

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51.74% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies located, headquartered, or whose securities regularly trade on markets outside the United States. Some of these countries may be considered to be emerging market countries, which are developing and low or middle income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund may invest in the securities of companies of any market capitalization, including small- and mid-cap companies, and typically invests in those located or traded in at least six different countries, foreign markets or regions other than the United States. Nonetheless, the Fund may invest up to 35% of its net assets in the securities of issuers located or traded in any one of Australia, Canada, France, Japan, Germany or the United Kingdom. The Fund employs a “value” style of investing, which means investing in equity securities that the subadviser believes to be trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary. The Fund also may invest in currency futures and forward foreign currency exchange contracts, which are derivatives, in order to hedge against international currency exposure.

The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. The Fund may engage in active and frequent trading of portfolio securities.

The Fund consists of two portions managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in international securities in a different manner from each other. For example, as of the date of this Prospectus, one subadviser uses fundamental and quantitative techniques to identify companies whose long-term earnings power it believes is not reflected in the securities’ current market prices, and constructs a portfolio designed to maintain an effective balance of risk and return. The other subadviser uses a bottom-up, research driven selection process that seeks to add value to the Fund by capitalizing on incorrect market valuations arising across the world’s equity markets. NFA allocates assets to the subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Small- and mid-cap risk – small- and mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve more risk.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

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Country risk – if the Fund emphasizes one or more countries, it may be more susceptible to the financial, market, political or economic events affecting the particular issuers and industries participating in such countries than funds that do not emphasize particular countries.

Derivatives risk – the Fund’s investments in currency futures and forward foreign currency exchange contracts (collectively, “currency contracts”) may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. Currency contracts may reduce the risk of loss from a change in the value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying stock.

Multi-manager risk – while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Effective December 31, 2010, the Fund changed its primary benchmark index from the MSCI Europe, Australasia and Far East (EAFE)® Index to the MSCI Europe, Australasia and Far East (EAFE) Value Index. The investment adviser believes that the MSCI EAFE Value Index more appropriately reflects the Fund’s investment strategies because it represents those stocks included within the MSCI EAFE Index with relatively lower valuations, thereby displaying value characteristics. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class IV Shares

(Years Ended December 31,)

Best Quarter:    25.57% – 2nd qtr. of 2009

Worst Quarter:     -23.18% – 4th qtr. of 2008

The Fund commenced operations on April 28, 2003 when it acquired all of the assets, subject to stated liabilities, of the Market Street International Portfolio (the “Predecessor Fund”). Therefore, the historical performance shown for the Fund includes the previous performance of the Predecessor Fund.

The inception date for Class I, Class II and Class III shares is April 28, 2003. The inception dates for Class VI and Class Y shares are April 28, 2004 and March 27, 2008, respectively. Pre-inception historical performance for each of these share classes is based on the previous performance of Class IV shares (which was based on the previous performance of the Predecessor Fund). Performance for Class II and Class VI shares has been adjusted to reflect those share classes’ higher expenses than those of Class IV shares. Performance for Class Y shares has not been adjusted to reflect its lower expenses than those of Class IV shares.

Average Annual Total Returns

(For Periods Ended December 31, 2010)

	1 Year	5 Years	10 Years
Class Y shares	6.32%	-1.26%	3.15%
Class I shares	6.19%	-1.34%	3.14%
Class II shares	5.89%	-1.59%	2.87%
Class III shares	6.11%	-1.35%	3.11%
Class IV shares	6.19%	-1.34%	3.11%
Class VI shares	5.85%	-1.60%	2.86%
MSCI EAFE Value Index (reflects no deduction for fees or expenses)	3.25%	1.37%	4.19%
MSCI (EAFE)® Index (reflects no deduction for fees or expenses)	7.75%	2.46%	3.50%

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Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadvisers

AllianceBernstein L.P. (“AllianceBernstein”)

JPMorgan Investment Management Inc. (“JPMorgan”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
AllianceBernstein
Sharon E. Fay	Senior Vice President, Head of Equities and CIO of Global Value Equities	Since July 1990
Eric Franco	Senior Vice President and Senior Portfolio Manager	Since June 1998
Kevin F. Simms	Senior Vice President, Co-CIO of International Value Equities and Global Director of Value Research	Since June 1992
Henry S. D’Auria	Senior Vice President, CIO of Emerging Markets Value Equities and Co-CIO of International Value Equities	Since April 1991
JPMorgan
Gerd Woort-Menker	Managing Director and Lead Portfolio Manager	Since January 1987
Jeroen Huysinga	Managing Director and Portfolio Manager	Since March 1997
Georgina Perceval Maxwell	Managing Director and Portfolio Manager	Since August 1997

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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